Exhibit 23(e)(ii) under Form N-1A
                                          Exhibit 1 under Item 601/Reg. S-K




                                 Exhibit A
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                            Investment A Shares

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                  FUNDS                        DATE ADDED TO CONTRACT
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Huntington Dividend Capture Fund                  December 1, 2001
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Huntington Fixed Income Securities Fund           December 1, 2001
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Huntington Florida Tax-Free Money Fund            December 1, 2001
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Huntington Growth Fund                            December 1, 2001
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Huntington Income Equity Fund                     December 1, 2001
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Huntington Intermediate Government Income         December 1, 2001
Fund
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Huntington International Equity Fund              December 1, 2001
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Huntington Michigan Tax-Free Fund                 December 1, 2001
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Huntington Mid Corp America Fund                  December 1, 2001
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Huntington Money Market Fund                      December 1, 2001
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Huntington Mortgage Securities Fund               December 1, 2001
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Huntington New Economy Fund                       December 1, 2001
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Huntington Ohio Municipal Money Market            December 1, 2001
Fund
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Huntington Ohio Tax-Free Fund                     December 1, 2001
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Huntington Rotating Index Fund (to be             December 1, 2001
renamed Huntington Rotating Markets Fund
as of April 30, 2003)
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Huntington Short/Intermediate Fixed                April 30, 2003
Income Securities Fund
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Huntington Situs Small Cap Fund                    August 1, 2002
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Huntington U.S. Treasury Money Market Fund        December 1, 2001
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      The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment A Shares of the Funds set forth above, effective as of the date they were added to the Contract.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment A Shares of the above-listed Funds ("Shares").
        Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services, pursuant to this Agreement:(i) a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Investment A Shares held during the month; and (ii) all initial sales loads paid by shareholders during the month in connection with the purchase of Investment A Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001, as amended and restated on the 27th day of March, 2003.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ James E. Ostrowski         By:  /s/ Charles L. Davis, Jr.
Name: James E. Ostrowski            Name: Charles L. Davis, Jr.
Title: Vice President               Title: Vice President


                                 Exhibit B
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                            Investment B Shares

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                  FUNDS                        DATE ADDED TO CONTRACT
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Huntington Dividend Capture Fund                  December 1, 2001
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Huntington Fixed Income Securities Fund           December 1, 2001
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Huntington Growth Fund                            December 1, 2001
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Huntington Income Equity Fund                     December 1, 2001
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Huntington Intermediate Government Income          April 30, 2003
Fund
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Huntington International Equity Fund              December 1, 2001
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Huntington Michigan Tax-Free Fund                  April 30, 2003
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Huntington Mid Corp America Fund                  December 1, 2001
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Huntington Money Market Fund                      December 1, 2001
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Huntington Mortgage Securities Fund                April 30, 2003
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Huntington New Economy Fund                       December 1, 2001
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Huntington Ohio Tax-Free Fund                      April 30, 2003
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Huntington Short/Intermediate Fixed                April 30, 2003
Income Securities Fund
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Huntington Situs Small Cap Fund                    August 1, 2002
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      The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment B Shares of the Funds set forth above, effective as of the date they were added to the Contract.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of the Investment B Shares of the above-listed Funds ("Shares").
        Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement: (i) a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment B Shares held during the month; and (ii) all contingent deferred sales charges paid by shareholders during the month in connection with the redemption of Investment B Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001, as amended and restated on the 27th day of March, 2003.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ James E. Ostrowski         By:  /s/ Charles L. Davis, Jr.
Name: James E. Ostrowski            Name: Charles L. Davis, Jr.
Title: Vice President               Title:  Vice President

                                 Exhibit C
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                               Trust Shares


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                      FUNDS                        DATE ADDED TO CONTRACT
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Huntington Dividend Capture Fund                      December 1, 2001
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---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund               December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                                December 1, 2001
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---------------------------------------------------------------------------
Huntington Income Equity Fund                         December 1, 2001
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---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund        December 1, 2001
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Huntington International Equity Fund                  December 1, 2001
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Huntington Michigan Tax-Free Fund                     December 1, 2001
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Huntington Mid Corp America Fund                      December 1, 2001
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Huntington Money Market Fund                          December 1, 2001
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Huntington Mortgage Securities Fund                   December 1, 2001
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Huntington New Economy Fund                           December 1, 2001
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Huntington Ohio Municipal Money Market Fund           December 1, 2001
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Huntington Ohio Tax-Free Fund                         December 1, 2001
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Huntington Rotating Index Fund (to be renamed         December 1, 2001
Huntington Rotating Markets Fund as of April 30,
2003)
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Huntington Short/Intermediate Fixed Income            December 1, 2001
Securities Fund
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Huntington Situs Small Cap Fund                        August 1, 2002
---------------------------------------------------------------------------
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Huntington U.S. Treasury Money Market Fund            December 1, 2001
---------------------------------------------------------------------------


      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to the Class of Trust Shares of the Funds set forth above, effective as of the date they were added to the Contract.

   Witness the due execution hereof this 1st day of December, 2001, as amended and restated on March 27, 2003.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ James E. Ostrowski         By:  /s/ Charles L. Davis, Jr.
Name: James E. Ostrowski            Name: Charles L. Davis, Jr.
Title: Vice President               Title:  Vice President

                                 Exhibit D
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                             InterFund Shares


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                FUNDS                        DATE ADDED TO CONTRACT
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Huntington Money Market Fund                    December 1, 2001
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      In consideration of the mutual covenants set forth in the
Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to the Class of InterFund Shares of the Funds set forth above, effective as of the date they were added to the Contract.

   Witness the due execution hereof this 1st day of December, 2001, as amended and restated on March 27, 2003.




THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ James E. Ostrowski         By:  /s/ Charles L. Davis, Jr.
Name: James E. Ostrowski            Name: Charles L. Davis, Jr.
Title: Vice President               Title:  Vice President